                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT



        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                           DATE OF REPORT: OCTOBER 4, 1996



                             MORRISON KNUDSEN CORPORATION
                    (formerly Washington Construction Group, Inc.)


                            Commission File Number 1-12054



                                A Delaware corporation

                      IRS Employer Identification No. 33-0565601



                      MORRISON KNUDSEN PLAZA, BOISE, IDAHO 83729

                                     208/386-5000

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ITEM 5.  OTHER MATERIAL IMPORTANT EVENTS.

    On October 4, 1996, the Central Region Office of the Securities and Exchange Commission notified the registrant that its staff inquiry of Morrison Knudsen Corporation (Commission File Number 1-8889) in the matter of Denver International Airport Revenue Bonds was terminated and, at this time, no enforcement action has been recommended to the Commission.


                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        MORRISON KNUDSEN CORPORATION


October 7, 1996                        /s/ Stephen G. Hanks
                        By: ----------------------------------------------
                            Stephen G. Hanks
                            Executive Vice President, Chief Legal Officer and Acting Chief Financial Officer